Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

President

Section 906 Certification under Sarbanes Oxley Act

I, Freddi Klassen, certify that:

1.	The Form N-CSR of the DBX ETF Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the DBX ETF Trust.

Date: November 4, 2021	/s/ Freddi Klassen
Freddi Klassen
President and Chief Executive Officer

Treasurer and Chief Financial Officer

Section 906 Certification under Sarbanes Oxley Act

I, Diane Kenneally, certify that:

1.	The Form N-CSR of the DBX ETF Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the DBX ETF Trust.

Date: November 4, 2021	/s/ Diane Kenneally
Diane Kenneally
Treasurer and Chief Financial Officer